                                                                    EXHIBIT 24.2



                                   SIGNATURES



     Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of West Windsor, and the State of New Jersey on the 30th of July, 1997.



                                          SUMMIT BANCORP.



                                          By:

                                            ------------------------------------

                                            T. JOSEPH SEMROD


                                            Chairman of the Board of Directors



     KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints T. Joseph Semrod, Robert G. Cox, John R. Haggerty, William J. Healy and Richard F. Ober, Jr., and each of them, the undersigned's true lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do, or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 30th day of July 1997 by the following persons in the capacities indicated.



                                            Chairman of the Board of Directors (Chief
------------------------------------------    Executive Officer)
             T. JOSEPH SEMROD

                                            President and Director
------------------------------------------
              ROBERT G. COX

                                            Senior Executive Vice President -- Finance
------------------------------------------    (Principal Financial Officer)
             JOHN R. HAGGERTY

                                            Executive Vice President and Comptroller
------------------------------------------    (Principal Accounting Officer)
             WILLIAM J. HEALY

         /s/ S. RODGERS BENJAMIN            Director
------------------------------------------
           S. RODGERS BENJAMIN

                                            Director
------------------------------------------
             ROBERT L. BOYLE

                                            Director
------------------------------------------
           JAMES C. BRADY, JR.

------------------------------------------  Director
             JOHN G. COLLINS

                                            Director
------------------------------------------
            T.J. DERMOT DUNPHY

                                            Director
------------------------------------------
           ANNE EVANS ESTABROOK

                                            Director
------------------------------------------
             ELINOR J. FERDON

            /s/ FRED G. HARVEY              Director
------------------------------------------
              FRED G. HARVEY

                                            Director
------------------------------------------
              JOHN R. HOWELL

                                            Director
------------------------------------------
             FRANCIS J. MERTZ

                                            Director
------------------------------------------
           GEORGE L. MILES, JR.

                                            Director
------------------------------------------
          HENRY S. PATTERSON II

                                            Director
------------------------------------------
           RAYMOND SILVERSTEIN

                                            Director
------------------------------------------
              ORIN R. SMITH

                                            Director
------------------------------------------
             JOSEPH M. TABAK

          /s/ DOUGLAS G. WATSON             Director
------------------------------------------
            DOUGLAS G. WATSON